UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2021

LIQUIDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39724	85-1710962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 Davis Drive, Suite 100, Morrisville, North Carolina		27560
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 328-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LQDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events.

Denial of United Therapeutics’ Motion for Leave to Amend Complaint

As previously disclosed, on June 4, 2021, United Therapeutics Corporation (“United Therapeutics”) filed a motion seeking leave to amend its complaint filed against the Company in the U.S. District Court for the District of Delaware (Case No. 1:20-cv-00755-UNA) (the “Hatch-Waxman Litigation”), seeking to add claims alleging that Liquidia Corporation, a Delaware corporation (the “Company”) and a former United Therapeutics employee who later joined the Company as an employee conspired to misappropriate certain trade secrets of United Therapeutics.

On November 17, 2021, the Court denied United Therapeutics’ motion to add these claims to the Hatch-Waxman Litigation, but without prejudice to United Therapeutics’ ability to bring these additional claims in a separate action. The Company continues to disagree with United Therapeutics’ allegations and denies any liability for misappropriation of any trade secrets.

Ruling on Remaining Terms Under Consideration at Claim Construction Hearing

In addition, as previously disclosed, following the claim construction hearing in the Hatch-Waxman Litigation in June 2021, the Court issued an order that two of the terms under consideration would be given their plain and ordinary meaning and ruling in the Company’s favor regarding a third term. The Court did not initially rule on the remaining two terms that were under consideration at the claim construction hearing.

On November 18, 2021, the Court issued a memorandum opinion finding that one of the terms that remained under consideration would be given its plain and ordinary meaning and finding that the other term that remained under consideration would be given the meaning proposed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 19, 2021	Liquidia Corporation

	By:	/s/ Michael Kaseta
		Name:	Michael Kaseta
		Title:	Chief Financial Officer